SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 14, 2002


       FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Exact name of registrant as specified in its charter)


                                      Ohio
                 (State or other jurisdiction of incorporation)


                              001-06249 34-6513657
             (Commission File No.) (IRS Employer Identification No.)


                           125 Park Avenue, 14th Floor
                               New York, NY 10017
          (Address of principal executive offices, including ZIP code)



                                 (212) 949-1373
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On February 14, 2002, First Union Real Estate Equity and Mortgage Investments ("First Union") and Gotham Partners, L.P. ("Gotham") announced that they have entered into a definitive Agreement and Plan of Merger and Contribution (the "Merger Agreement"), pursuant to which First Union will merge with and into Gotham Golf Corp. ("Gotham Golf"). Gotham Golf is a newly formed wholly owned subsidiary of Gotham Golf Partners, L.P. ("GGP"), which is an affiliate of Gotham. As part of the transaction, Gotham and certain of its controlled affiliates will contribute their equity interests in GGP to Gotham Golf, in exchange for stock of Gotham Golf. The transaction is subject to the approval of First Union common shareholders and other customary conditions.

            Copies of the Merger Agreement and press release announcing this transaction are attached as exhibits hereto and are incorporated herein by reference. This summary is qualified entirely by reference to the exhibits attached hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

      (c)   Exhibits.

     2.1 Agreement and Plan of Merger and Contribution, dated as of February 13, 2002, by and among First Union Real Estate Equity and Mortgage Investments, that certain Ohio trust, declared as of October 1, 1996, by Adolph Posnick, trustee, First Union Management, Inc., Gotham Partners, L.P., Gotham Golf Partners, L.P., Gotham Golf Corp., GGC Merger Sub, Inc., Florida Golf Properties, Inc. and Florida Golf Associates, L.P.

    99.1 Press Release, dated as of February 14, 2002, jointly issued by First Union Real Estate Equity and Mortgage Investments, Gotham Partners, L.P. and Gotham Golf Partners, L.P.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 14, 2002

                                    FIRST UNION REAL ESTATE EQUITY AND
                                    MORTGAGE INVESTMENTS



                                    By:    /s/  NEIL H. KOENIG
                                         ----------------------------------
                                    Name:  Neil H. Koenig
                                    Title: Interim Chief Financial Officer

                                  EXHIBIT LIST


  Exhibit                          Description
    No.                            -----------
    ---
     2.1 Agreement and Plan of Merger and Contribution, dated as of February 13, 2002, by and among First Union Real Estate Equity and Mortgage Investments, that certain Ohio trust, declared as of October 1, 1996, by Adolph Posnick, trustee, First Union Management, Inc., Gotham Partners, L.P., Gotham Golf Partners, L.P., Gotham Golf Corp., GGC Merger Sub, Inc., Florida Golf Properties, Inc. and Florida Golf Associates, L.P.

    99.1 Press Release, dated as of February 14, 2002, jointly issued by First Union Real Estate Equity and Mortgage Investments, Gotham Partners, L.P. and Gotham Golf Partners, L.P.



                                      -3-